UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

EQUITY RESIDENTIAL

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-12252	13-3675988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest,$0.01 Par Value (Equity Residential)	EQR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2023, Equity Residential (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders were asked to consider and vote upon the proposals described in the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”). The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1 – Election of Trustees

All nine of the nominees for Trustees were elected to serve for a one-year term which expires at the Company’s 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified, by the votes set forth below.

Nominee	For	Withheld
Angela M. Aman	324,650,873	3,292,750
Linda Walker Bynoe	312,370,732	15,572,891
Mary Kay Haben	304,967,296	22,976,327
Tahsinul Zia Huque	324,426,469	3,517,154
John E. Neal	310,624,940	17,318,683
David J. Neithercut	314,310,996	13,632,627
Mark J. Parrell	323,895,394	4,048,229
Mark S. Shapiro	318,066,727	9,876,896
Stephen E. Sterrett	324,417,470	3,526,153

There were 14,804,578 broker non-votes with respect to Proposal 1.

Proposal 2 – Ratification of Independent Registered Public Accounting Firm for 2023

The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023 was ratified by the shareholders, by the votes set forth below.

For	329,553,900
Against	12,927,124
Abstain	267,177

Proposal 3 – Advisory Approval of Executive Compensation

The shareholders approved, on an advisory basis, the executive compensation disclosed in the Proxy Statement, by the votes set forth below.

For	301,189,271
Against	26,201,478
Abstain	552,874
Broker Non-Votes	14,804,578

Proposal 4 – Advisory Approval of Frequency of Vote on Executive Compensation

The shareholders determined, on an advisory basis, that the Company hold a vote on executive compensation every year, by the votes set forth below.

One Year	319,665,221
Two Years	58,598
Three Years	7,939,458
Abstain	280,346
Broker Non-Votes	14,804,578

The Company’s Board of Trustees has considered these results and determined that the Company will continue to hold a non-binding advisory vote on executive compensation every year until the next required advisory vote on the frequency of the vote on executive compensation or until the Company’s Board of Trustees otherwise determines that a different frequency for such advisory vote is in the best interests of the shareholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date:	June 20, 2023	By:	/s/ Scott J. Fenster
		Name: Its:	Scott J. Fenster Executive Vice President and General Counsel